UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported: May 10, 2007): May 14, 2007

NEW YORK & COMPANY, INC.
(Exact name of registrant as specified in its charter)

DELAWARE (State or other jurisdiction of incorporation)	1-32315 (Commission File Number)	33-1031445 (IRS Employer Identification No.)

450 West 33rd Street
5th Floor
New York, New York 10001
(Address of Principal executive offices, including  Zip Code)

(212) 884-2000
(Registrant’s telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02  Departure of Directors or Certain Officers;  Election of Directors;  Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On May 10, 2007, M. Katherine Dwyer informed the Company that she does not plan to stand for re-election to the Company’s board of directors.  Ms. Dwyer further indicated that she would serve the remainder of her term as director until the Company’s 2007 Annual Meeting of Stockholders. Ms. Dwyer did not cite any disagreement on any matter relating to the Company’s operations, policies or practices. We thank Ms. Dwyer for the many contributions that she has made to the Company and we wish her continued success in her future endeavors.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NEW YORK & COMPANY, INC.

/s/ Ronald W. Ristau
Date: May 14, 2007	Name:	Ronald W. Ristau
	Title:	Chief Operating Officer and
Chief Financial Officer